Intangible Assets, Net	6 Months Ended
Mar. 31, 2024
Intangible Assets, Net [Abstract]
INTANGIBLE ASSETS, NET

NOTE 8 – INTANGIBLE ASSETS, NET

Intangible assets, net as of March 31, 2024 and September 30, 2023 consisted of the following:

	March 31,	September 30,
	2024	2023
	(Unaudited)
Purchased software, cost	$962,789	$952,800
Purchased patent, cost	2,221,085	2,080,949
Capitalized software, cost	3,390,701	3,371,856
Total intangible assets, at cost	6,574,575	6,405,605
Less: accumulated amortization	(1,880,377)	(1,427,523)
Intangible assets, net	$4,694,198	$4,978,082

For the six months ended March 31, 2024, the Company purchased patent rights of $103,276 from third-party supplier, but did not purchase any software from third-party supplier or developed any new capitalized software. The increase in the amount of capitalized software compared to September 30, 2023, is due to the impact of exchange rate fluctuations.

Amortization expense for intangible assets were $440,000 and $213,300 for the he six months ended March 31, 2024 and 2023, respectively. The increase in the amortization amount of intangible assets in the current period is due to the capitalization of a software as of September 30, 2023. For the six months ended March 31, 2024 and March 31, 2023, the Company recorded no impairment of intangible asset, nor pledged intangible asset to secure bank loans.

Estimated future amortization expense for intangible assets is as follows as of March 31, 2024:

12 months ended March 31,	Amortization expense

2025	$878,306
2026	878,306
2027	878,306
2028	878,306
2029	878,306
Thereafter	302,668
Total	$4,694,198